UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

ADVANCED MEDICAL ISOTOPE CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ADVANCED MEDICAL ISOTOPE CORPORATION
6208 W. Okanogan Avenue, Kennewick, WA 99336
Telephone:  (509) 736-4000
____________________________________________

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
____________________________________________

To Be Held On October 28, 2014

Enclosed in this booklet you will find:
Tab No.

Notice of Special Meeting of Stockholders	1

Proxy Statement	2

Exhibits to Proxy Statement	3

Exhibit A – Proposed Certificate of Amendment to the Certificate of Incorporation

Proxy Card	Enclosed

Tab 1

ADVANCED MEDICAL ISOTOPE CORPORATION
____________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
____________________________________________

[_______], 2014

To the Stockholders of Advanced Medical Isotope Corporation:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Advanced Medical Isotope Corporation (the “Company”) that will be held at the Company’s executive offices at 6208 W. Okanogan Avenue, Kennewick, WA 99336 on October 28, 2014, at 10:00 am Pacific time for the following purposes:

1.
To approve an amendment of Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 shares to 2,000,000,000 shares, as reflected in the Certificate of Amendment to the Certificate of Incorporation in the form attached to the accompanying proxy statement as Exhibit A (the “Certificate of Amendment”).

2.	To transact any other business that properly comes before the Special Meeting or any adjournments of the Special Meeting.

The Board of Directors recommends that the stockholders approve the proposed amendment to the Certificate of Incorporation.

Detailed information concerning the Certificate of Amendment is contained in the attached proxy statement, which we urge you to read carefully.

Stockholders will not be entitled to dissenters’ rights in connection with any of the matters to be voted on at the Special Meeting.

Holders of record of our Common Stock at the close of business on September 23, 2014, the record date, are entitled to receive this notice and to vote at the Special Meeting or any adjournment. The Company’s stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. STOCKHOLDERS MAY ALSO VOTE VIA THE INTERNET OR BY USING A TOLL-FREE TELEPHONE NUMBER. INSTRUCTIONS ON HOW TO VOTE EITHER VIA THE INTERNET OR BY TELEPHONE ARE INCLUDED ON THE PROXY CARD. IF YOU RETURN YOUR PROXY CARD AND LATER ATTEND THE MEETING IN PERSON, YOU MAY REVOKE THE PROXY BEFORE IT IS EXERCISED AND VOTE IN PERSON IF YOU WISH.

If you have any questions about the Special Meeting, please contact James C. Katzaroff, Chief Executive Officer and Chairman at (509) 736-4000, or email JKatzaroff@IsotopeWorld.com.

By Order of the Board of Directors,

Kennewick, Washington	James C. Katzaroff
[_______], 2014	Chief Executive Officer and Chairman

Tab 2

ADVANCED MEDICAL ISOTOPE CORPORATION
__________________________

PROXY STATEMENT
__________________________

The Board of Directors of Advanced Medical Isotope Corporation solicits your proxy in the form enclosed with this proxy statement. The proxy will be used at our Special Meeting of Stockholders that will be held October 28, 2014, at 10:00 am Pacific time, at Advanced Medical Isotope Corporation’s executive offices at 6208 W. Okanogan Avenue, Kennewick, WA 99336. The proxy may also be used at any adjournment of the meeting.

If you have properly completed your proxy and have not revoked it before the Special Meeting, we will vote your shares according to your instructions on the proxy. If you do not provide any instructions but return the proxy, we will vote your shares at the Special Meeting:

•
FOR the approval of the amendment of Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 shares to 2,000,000,000 shares (the “Amendment”), as reflected in the Certificate of Amendment to the Certificate of Incorporation in the form attached as Exhibit A hereto (the “Certificate of Amendment”) ; and

•	in accordance with the recommendations of our Board of Directors on other business that properly comes before the meeting or matters incident to the conduct of the meeting.

If you sign, date and return the enclosed proxy but attend the Special Meeting and choose to vote personally, our ability to exercise the proxy will be suspended. You may revoke the proxy by notifying our Chief Executive Officer and Chairman, James C. Katzaroff, in writing at our executive offices at 6208 W. Okanogan Avenue, Kennewick, WA 99336 before our exercise of the proxy at the Special Meeting or any adjourned meeting.

__________________________

The date of this proxy statement is [_______], 2014.

_____________________

Use of Certain Terms in This Proxy Statement

In this proxy statement:

•	“we,” “our,” “us,” “AMIC” and “Company” refer to Advanced Medical Isotope Corporation unless the context indicates otherwise;

•	“you” refers to each holder of our Common Stock outstanding on the record date;

•	“Special Meeting” refers to the Special Meeting of Stockholders of AMIC to be held on October 28, 2014; and

•
“Certificate of Amendment” refers to the form of Certificate of Amendment to the Certificate of Incorporation of AMIC included with this proxy statement as Exhibit A which, when filed with the Delaware Secretary of State, will implement the changes described in this proxy statement and detailed in the Certificate of Amendment.

You should rely only on the information contained in this proxy statement to vote on the matters presented to you for your approval. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [_______], 2014.

SUMMARY

Our Board of Directors recommends that you vote FOR approval of the Certificate of Amendment.  The significant change in the Certificate of Amendment is summarized in the Notice of Special Meeting of Stockholders and is described in detail under “PROPOSAL NO. 1: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.”  The proposed change is to amend Article IV of the current Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 shares to 2,000,000,000 shares.

SPECIAL CONSIDERATIONS

Stockholders should consider carefully, in addition to the other information contained in this proxy statement, the following factors before deciding how to vote on the Amendment.

By approving the Amendment, you are approving an increase in the Common Stock of the Company. The issuance of additional shares of Common Stock may adversely affect the value of your shares.

Upon effectiveness, the Certificate of Amendment will increase the authorized shares of Common Stock. The future issuance of additional shares of Common Stock would have a dilutive effect on existing stockholders. Accordingly, the issuance of Common Stock may adversely affect the value of your shares.

THE SPECIAL MEETING

General

The Board of Directors of AMIC is soliciting your proxy in the form enclosed with this proxy statement. The proxy will be used at our Special Meeting called to consider approval of the Amendment. We are sending this proxy statement and the enclosed proxy form to you on or about [__________], 2014.

Date, Time and Place of the Special Meeting; Record Date

The Special Meeting will be held on October 28, 2014, at 10:00 am Pacific time, at AMIC’s executive offices at 6208 W. Okanogan Avenue, Kennewick, WA 99336. Our Board of Directors has fixed the close of business on September 23, 2014 as the record date for the determination of our stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record of our Common Stock at the close of business on the record date are entitled to notice of and to vote at the meeting. No other voting securities of AMIC are outstanding. Votes may be cast either in person or by properly executed proxy.  As of the close of business on the record date, there were 327,146,158 shares of our Common Stock outstanding and entitled to vote held of record by approximately 300 stockholders.

What Will Be Voted On

Stockholders are being asked to approve the Amendment attached to this proxy statement as Exhibit A.

Quorum

Our By-laws specify that a quorum for the conduct of business at the Special Meeting requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of our Common Stock. This provision will require the holders of at least 163,573,080 shares of our Common Stock to be represented at the Special Meeting in person or by proxy. If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 30 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. An adjournment may be approved by the affirmative vote of the holders of a majority of the Common Stock shares present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy on proposals for adjournment in their discretion.

Vote Required for Approval

The proposal to approve the Amendment requires the affirmative vote of not less than a majority of the outstanding shares of Common Stock. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal. However, since the approval of the amendment to the Certificate of Incorporation is considered a routine matter, broker non-votes will not impact the approval of the proposal. Each holder of the Company’s Common Stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the meeting.

Proxies; Revocability of Proxies

Stockholders can vote by marking the enclosed proxy and returning the proxy in the enclosed postage-paid return envelope. Alternatively, stockholders may vote by email, fax or hand delivery by following instructions on the enclosed proxy card. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If you do not provide any instructions, we will vote your shares at the Special Meeting:

•	FOR approval of the Amendment described in this proxy statement; and

•	In accordance with the recommendations of our Board of Directors on other business that properly comes before the meeting or matters incident to the conduct of the meeting.

Any stockholder who has given a proxy has the right to revoke the proxy any time before its exercise:

•
By written notice of the proxy’s revocation sent to our Chief Executive Officer and Chairman, James C. Katzaroff, at our executive offices at 6208 W. Okanogan Avenue, Kennewick, WA 99336 and received before our exercise of the proxy at the Special Meeting or any adjourned meeting;

•	By the subsequent execution and return of another proxy before the Special Meeting; or

•	By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

A stockholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person.

Recommendation of Our Board of Directors

Our Board of Directors recommends that stockholders vote FOR the approval of the Amendment.

No Appraisal Rights

Delaware law does not provide for appraisal rights in connection with the corporate action to be taken.

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies from our stockholders to be voted at the Special Meeting and the cost of preparing and mailing this proxy statement to our stockholders. Following the original mailing of this proxy statement and other soliciting materials, we and our agents also may solicit proxies by mail, telephone or facsimile, or in person. In addition, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, facsimile or other means of communication. These officers, directors and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. Following the original mailing of this proxy statement and other soliciting materials, we will request brokers, custodians, nominees and other record holders of our Common Stock to forward copies of this proxy statement and other soliciting materials to persons for whom they hold shares of our Common Stock and to request authority for the exercise of proxies. In these cases, we will, upon the request of the record holders, reimburse these holders for their reasonable expenses. We have retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Special Meeting and will pay customary fees plus reimbursement of out-of-pocket expenses.

Delivery of Proxy Statement to a Shared Address

If you and one or more other stockholders share the same address, it is possible that only one proxy statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the proxy statement at the same address now or in the future may mail a request to receive separate copies to L. Bruce Jolliff, Chief Financial Officer, Advanced Medical Isotope Corporation, 6208 W. Okanogan Avenue, Kennewick, WA 99336 or contact the Chief Financial Officer at 509-736-4000, and we will promptly deliver the proxy statement to you upon your request. Stockholders who received multiple copies of this proxy statement at a shared address and who wish to receive a single copy may direct their request to the same address.

PROPOSAL NO. 1: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Certificate of Incorporation authorizes the issuance of up to 500,000,000 shares of Common Stock and up to 20,000,000 shares of Preferred Stock, with the Board of Directors having the authority to establish one or more series of Preferred Stock and to determine the designations, preferences and rights of each series of Preferred Stock. The Company has no outstanding shares of Preferred Stock.

The Board of Directors has unanimously approved and recommended for stockholder approval an amendment to Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 shares to 2,000,000,000 shares. The text of the amendment to Article IV is set forth in the Certificate of Amendment that is included as Exhibit A to this proxy statement. The increased capital stock will provide the Board of Directors with the ability to issue additional shares of Common Stock without further vote of the stockholders, except as required under applicable law or under the rules of a stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.

On the record date, the only outstanding shares of the Company’s capital stock entitled to vote on the proposed amendment were 327,146,158 shares of Common Stock.

The effect of this proposal on the shares of Common Stock available for issuance by the Company as of September 23, 2014, is as follows:

Authorized Common Stock		500,000,000
Issued and outstanding Common Stock	327,146,158
Required reserve for conversion of outstanding convertible notes	252,471,659
Required reserve for exercises of outstanding warrants	141,227,182
Required reserve for exercises of outstanding options	8,885,000
Total Common Stock issued or required for issuance		729,729,999

Net shares available for issuance		(229,729,999)

Effect of proposal on Common Stock
Proposed increase of authorized Common Stock		2,000,000,000
Net shares of Common Stock available for issuance after giving effect to the proposal		1,770,270,001

Required Vote for the Approval of the Amendment to the Company’s Certificate of Incorporation

The proposal to approve the Amendment requires the affirmative vote of not less than a majority of the outstanding shares of Common Stock. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal. However, since the approval of the amendment to the Certificate of Incorporation is considered a routine matter, broker non-votes will not impact the approval of the proposal. Each holder of the Company’s Common Stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the meeting.

If the Amendment is approved by the stockholders, the Company will file the Certificate of Amendment with the office of the Secretary of State of the State of Delaware. The Company anticipates making that filing promptly following the Special Meeting.

Purpose of the Amendment

The Company believes that the proposed amendment is in the best interest of the stockholders because the amendment increases the availability of additional authorized, but unissued, capital stock, in order to provide the Company with the ability to issue equity in financing transactions; in connection with future business combinations; as an incentive to employees, officers, directors and consultants; and for other proper corporate purposes. From time to time, the Company evaluates and engages in discussions relating to possible opportunities for raising additional capital or entering into other transactions that may involve the issuance of additional shares of capital stock, although the Company presently has no obligations to issue additional capital stock other than the issuance of Common Stock pursuant to the exercise of outstanding options and warrants and the conversion of outstanding convertible notes as summarized in the table above.

The increased authorized capital stock will provide the Board of Directors with the ability to issue additional shares of stock without further vote of the stockholders, except as required under applicable law or under the rules of a stock exchange or market on which the Company’s securities may then be listed or authorized for quotation. The number of shares to be issued in any particular transaction and the price and other terms on which such shares will be issued will be determined solely by the Board of Directors.

The Company’s stockholders do not have preemptive rights to subscribe to additional securities which may be issued, and current stockholders will not be entitled to maintain their proportionate ownership of the Company’s outstanding stock should additional shares be issued in the future. If the Board of Directors elects to issue additional shares of stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

In addition to the corporate purposes discussed above, the authorization of additional capital stock, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The increased authorized capital stock may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of unsolicited takeover attempts, the increased capital may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized capital stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any unsolicited takeover attempts regarding the Company, and the Board of Directors did not propose the increase in the Company’s authorized capital stock with the intent that it be utilized as a type of anti-takeover device. The Board of Directors does not presently intend to take any other corporate action that may have the effect of discouraging unsolicited takeover attempts.

The increase in the number of authorized shares will not affect the number of shares held by any current stockholder, the holding period or basis of any stockholder in such shares, or the federal income tax treatment of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 23, 2014 with respect to beneficial ownership of our Common Stock by each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our directors and executive officers and by all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

Cadwell Family Irrevocable Trust	21,529,907	6.6%
Carlton M. Cadwell (3)	278,952,131	48.1%
James C. Katzaroff (4)	6,011,834	1.8%
Thomas J. Clement (5)	375,000	0.1%
Kenin M. Spivak (6)	7,046,666	2.1%
L. Bruce Jolliff (7)	4,463,333	1.4%
Battelle (8)	24,672,279	7.4%
All Directors and Executive Officers as a group (4 individuals)	591,839,483	50.2%

(1)
The address of each of the beneficial owners above is c/o Advanced Medical Isotope Corporation, 6208 W. Okanogan Avenue, Kennewick, WA 99336, except that the address of the Cadwell Family Irrevocable Trust (the “Cadwell Trust”) is 909 North Kellogg Street, Kennewick, WA 99336.

(2)
In determining beneficial ownership of the Company’s common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired upon exercise of options and warrants or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on September 23, 2014, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of options and warrants and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on September 23, 2014, and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the convertible securities and upon exercise of the options and warrants. Subject to community property laws where applicable, the Company believes that each beneficial owner has sole power to vote and dispose of its shares, except that Mr. Cadwell under the terms of the Cadwell Trust does not have or share voting or investment power over the shares beneficially owned by the Cadwell Trust.

(3)
The beneficial ownership of Carlton M. Cadwell includes the shares beneficially owned by the Cadwell Trust, as such shares may also be deemed to be beneficially owned by Mr. Cadwell. The beneficial ownership of Mr. Cadwell also includes: (i) 500,000 shares issuable upon exercise of options held by him; (ii) 29,782,119 shares issuable upon conversion of convertible notes held by him with fixed conversion prices; and (iii) 222,689,540 shares issuable upon conversion of a convertible note held by him with a conversion price that is dependent on the market price of the Company’s common stock prior to conversion, which for this purpose has been assumed to convert on September 23, 2014.

(4)	Includes 3,870,000 shares issuable upon exercise of options held by Mr. Katzaroff.
(5)	Includes 375,000 shares issuable upon exercise of options held by Mr. Clement.
(6)	Includes 7,046,666 shares issuable upon exercise of warrants held by Mr. Spivak.
(7)	Includes 430,000 shares issuable upon exercise of options held by Mr. Jolliff.
(8)	Includes 7,608,696 shares issuable upon exercise of warrants held by Battelle.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files reports and makes other required filings with the SEC containing additional information about the Company. The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with the SEC on March 31, 2014.  The Company’s filings can be accessed on the SEC’s website at www.sec.gov.

STOCKHOLDER PROPOSALS

Under rules prescribed by the SEC, stockholders must follow certain procedures to include an item of business in definitive proxy materials for special meetings of stockholders. In particular, they must submit notice to companies of business related to special meetings at a reasonable time before companies begin to print and mail definitive proxy materials.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in this proxy statement for the special meeting.

HOUSEHOLDING MATTERS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement and notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the proxy statement either now or in the future, please contact L. Bruce Jolliff, Chief Financial Officer, Advanced Medical Isotope Corporation at 6208 W. Okanogan Avenue, Kennewick, WA 99336 or 509-736-4000. Upon written or oral request to the Chief Financial Officer, the Company will provide a separate copy of this proxy statement and notice. In addition, stockholders sharing an address can request delivery of a single copy of proxy statements if they are receiving multiple copies upon written request to the Company’s Chief Financial Officer at the address and telephone number stated above.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

Although the Notice of Special Meeting of Stockholders provides for the transaction of any other business that properly comes before the Special Meeting, our Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this proxy statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

It is important that proxies be returned promptly. Your vote is important. Whether or not you intend to be present at the meeting, please sign, date and return the proxy.

By Order of the Board of Directors,

Kennewick, Washington	James C. Katzaroff
[_______], 2014	Chief Executive Officer and Chairman

Tab 3

EXHIBIT A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
ADVANCED MEDICAL ISOTOPE CORPORATION

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
ADVANCED MEDICAL ISOTOPE CORPORATION

The undersigned, being the duly authorized Chief Executive Officer and Chairman of Advanced Medical Isotope Corporation, a  corporation organized under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

1.
The amendment to the Corporation’s Certificate of Incorporation set forth below (the “Amendment”) was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.  The Corporation’s stockholders duly adopted the Amendment at a special meeting of the stockholders of said Corporation duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting a majority of the outstanding stock entitled to vote thereon, voted in favor of the Amendment.

2.	Article IV of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

ARTICLE IV

1.           Authorized Shares.  The Corporation is authorized to issue a total of 520,000,000 shares in two classes designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of Common Stock authorized to be issued is 2,000,000,000 shares, $0.001 par value per share.  The total number of shares of Preferred Stock authorized to be issued is 20,000,000 shares, $0.001 par value per share.

2.           Preferred Stock.  The Board of Directors of the Corporation is expressly authorized, at any time and from time to time and to the fullest extent permitted by the Delaware General Corporation Law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares in each series, and to determine the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations, or restrictions, of each series, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors.

3.           Voting.  Each holder of Common Stock is entitled to one vote per share on any matter submitted to a vote of the stockholders, except that holders of Common Stock, except as otherwise required by law, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of the affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon by law or pursuant to this Certificate of Incorporation, including any certificate of designation filed with respect to any series of Preferred Stock.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this ___ day of ___________, 2014.

ADVANCED MEDICAL ISOTOPE CORPORATION

By:
James C. Katzaroff
Chief Executive Officer and Chairman

ADVANCED MEDICAL ISOTOPE CORP
ATTN: JAMES C. KATZAROFF
6208 WEST OKANOGAN AVENUE
KENNEWICK, WA 99336

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve an amendment of Article IV of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 shares to 2,000,000,000 shares, as reflected in the Certificate of Amendment to the Certificate of Incorporation substantially in the form provided to the Company's stockholders with the Notice of Special Meeting of Stockholders.	☐	☐	☐

NOTE: In their discretion the proxy holders are authorized to vote upon such other business, if any, that may properly come before the meeting and any adjournment of the meeting.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000220031_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

ADVANCED MEDICAL ISOTOPE CORPORATION
Special Meeting of Stockholders
October 28, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Advanced Medical Isotope Corporation ("AMIC" or the "Company") hereby acknowledges receipt of the notice of special meeting of stockholders (the "Special Meeting") of Advanced Medical Isotope Corporation dated ( ), and hereby appoints James C. Katzaroff and L. Bruce Jolliff, or either of them, with full power to act alone and with full power of substitution, to act on behalf of and represent the undersigned at the Special Meeting of Stockholders to be held on October 28, 2014, or at any adjournment thereof, and to vote, as indicated on the reverse side, all of the shares of Common Stock of the Company (the "Shares"), standing in the name of the undersigned with all powers that the undersigned would possess if present at the Special Meeting of Stockholders, hereby revoking all proxies previously granted. The above-named individuals are further authorized to vote such Shares in their discretion upon any other business that may properly come before the meeting, or any adjournment thereof in their discretion.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000220031_2 R1.0.0.51160

Continued and to be signed on reverse side